UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 10, 2008

BIDZ.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51257	95-4728109
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification Number)

3562 Eastham Drive Culver City, California		90232
(Address of principal executive offices)		(Zip Code)

310-280-7373
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 10, 2008, Bidz.com, Inc. (the “Company”) sent a letter to the Berlin-Bremen Stock Exchange (“BBSE”) demanding an immediate halt to trading in the common stock of Bidz.com, Inc., as well as an immediate delisting of the Company’s common stock.  The Company’s common stock was listed on the BBSE without the Company’s knowledge or authorization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2008	BIDZ.COM, INC.

	By:	/s/ Lawrence Kong
Lawrence Kong
Chief Financial Officer